Filed under Rule 497(k)

Registration No. 333-08653

SEASONS SERIES TRUST

Supplement to the Summary Prospectus Dated July 29, 2014

The following change is effective immediately:

Small Cap Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, with respect to ClearBridge Investments, LLC, all portfolio management disclosure pertaining to Marina Chinn for the Portfolio is deleted in its entirety. Peter J. Hable, Mark Bourguignon, Mark Feasey, CFA, and Michael Kang will continue to manage the portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Dated: June 5, 2015